PROMISSORY NOTE

Dated December__, 2011                                                                               US$500,000.00

FOR VALUE RECEIVED, the undersigned Medytox Solutions, Inc. (“Company”), a Nevada corporation that maintains its principal place of business at 400 S. Australian Ave., Suite 800, West Palm Beach, Florida 33401 by this promissory note (“Note”) unconditionally promises to pay to Valley View Drive Associates, LLC, a New Jersey limited liability company with a principal place of business at c/o Mr. Robert Mendolia, 215 Valley View Drive, Franklin Lakes, New Jersey 07417 (“Lender”) or its designee, the principal sum of Five Hundred Thousand Dollars ($500,000.00) plus interest as hereinafter provided. The Company and Lender may be referred to collectively hereinafter as the “Parties”.

The principal amount of this Note shall be repaid at the sum of Fifty Thousand Dollars ($50,000.00) per month, with the first payment becoming payable to Lender on March 30, 2012 and continuing on the last working day of each month thereafter for 10 months until January 31, 2013 (the “Maturity Date”).  The Parties acknowledge that this loan was funded in September  2011, prior to the execution date of this Note and acknowledge that an initial interest payment in the amount of $6,685.00 was made on September 29, 2011 and a subsequent interest payment in the amount of $8,334.00 was made on November 2, 2011.

Interest on the outstanding principal balance of this Note will be paid to the Lender at the rate of 20% per annum. Payments of interest will be made to the Lender monthly commencing on September 30, 2011 (retroactively), and continuing on the last working day of each month thereafter until the Maturity Date.  Each interest payment shall be calculated against the outstanding balance of the Note at the close of business on that day until the Note is repaid in full. Interest on this Note shall be calculated on the basis of a 30-day month and a 360 day year for the actual number of days elapsed.

On the Maturity Date, the then unpaid principal balance of this Note, together with all accrued and unpaid interest, costs, fees and expenses due and payable under this Note shall be due and payable in full unless paid in full prior thereto.

All principal and interest payable under this Note is payable in lawful money of the United States of America in immediately available funds without deduction for or on account of any present or future taxes, duties, or other charges levied or imposed on this Note or the proceeds hereof or on the holder hereof by the government of the United States of America or any political subdivision or taxing authority thereof.

This Note is secured by a security interest in and lien against the Company’s accounts receivable and all proceeds thereof, and the accounts receivable and all proceeds thereof of two (2) of the Company’s wholly-owned subsidiaries, Medytox Medical Management Solutions Corp. (“Medytox MMSC”) and Medytox Institute of Laboratory Medicine, Inc. (“Medytox LMI”, and collectively with Medytox MMSC, the “Subsidiaries”), as set forth in that certain Security Agreement,

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dated of even date herewith, by Company and the Subsidiaries in favor of Lender (the “Security Agreement”).  Each of the Subsidiaries is benefitting from the loan from Lender in consideration for its agreement to grant the referenced security interest and lien.

The Company hereby waives diligence, presentment, demand, protest and notice of protest, demand and dishonor, and nonpayment of this Note.

No delay or omission on the part of the holder herein exercising any right hereunder shall operate as a waiver of such right or of any other right under this Note, nor shall any waiver on one occasion be construed as a bar to or waiver of any such right on any future occasion. No waiver shall be effective unless in writing and signed by the holder.

This Note may be prepaid in whole or in part, at any time and from time to time, without premium or penalty.  Any such prepayment(s) shall be applied in inverse order of maturity, that is to the last not the next payment of principal and interest due under this Note.

The outstanding principal balance of this Note, together with all accrued and unpaid interest thereon shall be immediately due and payable upon the occurrence of an Event of Default (as hereinafter defined).  In addition, upon an Event of Default, interest on the remaining unpaid amounts under this Note shall accrue interest at the rate of 25% per annum from the date of such Event of Default until the remaining unpaid amounts due under this Note are paid in full.

For the purposes of this Note, “Event of Default” means any one or more of the following events: (a) the failure of Company to make any payments required hereunder within five (5) days of the date due, without the necessity for any presentment, demand or further notice whatsoever; (b) if Company shall make an assignment for the benefit of creditors; (c) if Company shall be adjudicated bankrupt or insolvent, or if any petition for bankruptcy pursuant to federal bankruptcy law, or any similar federal or state law, shall be filed by or against, consented to, or acquiesced in by, Company; however, if such adjudication, petition or proceeding was involuntary and was not consented to by Company, upon the same not being discharged, stayed or dismissed within forty-five (45) days; (d) the occurrence of an Event of Default under that certain Convertible Promissory Note, dated the date hereof, by Company in favor of Lender in the original principal amount of $500,000; (e) the occurrence of an Event of Default under that certain Investment Agreement, dated the date hereof, by and between Company and Lender; or (f) the occurrence of an Event of Default under the Security Agreement.

Acceleration of maturity, once claimed by Lender, may, at Lender’s option, be rescinded by written acknowledgment to such effect, but the tender and acceptance of partial payment or partial performance alone shall not in any way affect or rescind such acceleration or maturity, nor shall it constitute a waiver by Lender of the right to demand full payment of all amounts due and payable hereunder.

Lender acknowledges that this Note may be deemed a “security” as such term is defined under the Securities Act of 1933, as amended (the “Securities Act”), as well as various states’ securities laws and that such Note

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will not be registered under the Securities Act or any other states’ securities laws on the grounds that the transaction in which this Note is issued qualifies for applicable exemptions from the securities registration requirements of such statutes.  The exemptions being claimed include, but are not necessarily limited to, those available under Section 4(2) of the Securities Act and state securities’ laws. The reliance by the Company upon the exemptions from the securities registration requirements of the federal and state securities laws is predicated in part on the representations of Lender set forth in this Note.

Lender represents to the Company that Lender is a “sophisticated investor” as such term is construed under state and federal securities laws and Lender hereby releases, acquits and hold harmless the Company, its officers, directors, employees, agents, representatives and assigns and those acting in concert or participation with them from any and all matters having to do with the lack of registration of this Note under state and federal securities laws and, further, covenants not to sue the Company, its officers, directors, employees, agents, representatives and assigns and those acting in concert or participation with them regarding any matters relating to the lack of registration of this Note and the claim under federal and state law of the private offering exemption.

Any notices required under this Note shall be sent to the addresses set forth above, by certified mail return receipt requested, postage prepaid, or by Federal Express or other nationally recognized overnight or international courier, and shall be deemed received three (3) days after posting, if sent by certified mail and one (1) day after delivery to an overnight courier, if so delivered and three (3) days after delivery to an international courier, if so delivered outside the United States.

This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of the Company or the Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

The liability of the Company to the Lender shall be absolute and unconditional and without regard to the liability of any other party.  The Company agrees that it has no defense, right to offset or counterclaim as against the Lender, and shall have no right of set-off with respect to any obligation to or of the Lender.

Whenever used herein, the words “Company” and “Lender” shall include their respective successors and assigns.  This Note shall be binding on Company and its successors and assigns, and shall inure to the benefit of Lender and its manager(s), member(s), legal representatives, beneficiaries and assigns.

This Note shall be governed by and construed solely and exclusively in accordance with the laws of state of Florida without regard to any statutory or common-law provision pertaining to conflicts of laws.  The Parties agree that courts of competent jurisdiction in Palm Beach County, Florida shall have exclusive jurisdiction with respect to any dispute, controversy or action arising out of or under this Note.  Company

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and Lender agree to submit to the personal jurisdiction of such courts.  The Lender waives any claim that Lender may have that any of the foregoing courts is an inconvenient forum.

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IN WITNESS WHEREOF, the Company and Lender have executed this Note as of the date set forth below.

MEDYTOX SOLUTIONS, INC.

By: /s/ William Forhan                                     Date: December 6, 2011

       William Forhan, Chief Executive Officer

VALLEY VIEW DRIVE ASSOCIATES, LLC:

By: /s/ Richard Mendolia                                             Date:    December 6, 2011

      (Signature)

Name: Richard Mendolia                                             Title:

(Print)

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